 CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Premium Trust – Citi Premium Liquid Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Premium Trust -	CitiFunds Premium Trust -
Citi Premium Liquid Reserves	Citi Premium Liquid Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Frances M. Guggino, Chief Financial Officer of CitiFunds Premium Trust – Citi Premium U.S. Treasury Reserves (the “Registrant”), each certify to the best of his knowledge that:

     1.           The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2005 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.           The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
CitiFunds Premium Trust -	CitiFunds Premium Trust -
Citi Premium U.S. Treasury Reserves	Citi Premium U.S. Treasury Reserves

/s/ R. Jay Gerken	/s/ Frances M. Guggino

R. Jay Gerken	Frances M. Guggino
Date: November 9, 2005	Date: November 9, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.